SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: January 19, 2016

Century Bancorp, Inc.

(Exact name of registrant as specified in its charter)

Massachusetts	0-15752	04-2498617
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

400 Mystic Avenue Medford, MA	02155
(Address of principal executive offices)	(Zip Code)

(781) 391-4000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item  5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On January 19, 2016 Louis Grossman was elected, by both Century Bancorp, Inc. Board of Directors and Century Bank and Trust Company Board of Directors, to fill a vacancy on the Century Bancorp Inc. (the “Company”) Board of Directors and fill a vacancy on the Century Bank and Trust Company Board of Directors.

Mr. Grossman has been President and Treasurer of The Grossman Companies, Inc. since 1980, when he and his father, Morton, purchased the family real estate business. In January, 2015 he became Chairman. Mr. Grossman’s experience and expertise in real estate, which is relevant to customer relationships of the Company, qualifies him to serve as director of the Company.

SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTURY BANCORP, INC.

/s/ William P. Hornby
William P. Hornby
Chief Financial Officer and Treasurer

Dated: January 21, 2016